Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                       34
Due Period                                             01-Jul-98
Distribution Date                                      14-Aug-98
Payment Date                                           17-Aug-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                  18.42%
Annualized Gross Losses                                -10.84%
Annualized Portfolio Yield                             7.58%
Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                             230720733.12
     30 -   59 days (%)                                     6.19%
     60 -   89 days ($)                               76414333.12
     60 -   89 days (%)                                     2.05%
     90 - 119 days ($                                 49011419.52
     90 - 119 days (%)                                      1.32%
   120 - 149 days ($)                                 42797962.47
   120 - 149 days (%)                                       1.15%
   150 - 179 days ($)                                 39067141.14
   150 - 179 days (%)                                       1.05%
   180 - 209 days ($)                                 36534883.78
   180 - 209 days (%)                                       0.98%
   210 - 239 days ($)                                 35448168.62
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35388912.23
   240 - 269 days (%)                                       0.95%
   270 - 299 days ($)                                 34267204.45
   270 - 299 days (%)                                       0.92%
   300+ days  ($)                                      6273720.17
   300+ days (%)                                            0.17%
Additional Balances on Existing Credit Lines
(draws - principal only)                            49,991,179.98
Principal Collections                              124,540,109.97
Defaulted Receivables                               34,627,929.67
Finance Charge  & Administrative Collections        57,486,527.25
Recoveries                                           1,375,567.00
Average Principal Balance                        3,834,719,633.62
Personal Homeowner Lines as % of Total Principal           29.75%
Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1
No. of PMTs Since Issuance:                                 17
Distribution Date:                                     14-Aug-98
Payment Date:                                          17-Aug-98
Collection Period Beginning:                           01-Jul-98
Collection Period Ending:                              31-Jul-98
Note and Certificate Accrual Beginning:                15-Jul-98
Note and Certificate Accrual Ending:                   17-Aug-98
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation
Invested Amount                                             7.23%
OC Balance as % of Ending Participation
Invested Amount                                             7.47%
OC Balance as % of Ending Participation
Invested Amount (3 month aver                               7.01%
Does Early Amortization Start Based on
OC/Part. Invstd. Amt. Test                                  0.00
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00
Interest Allocation Percentage Calculation:
Numerator                                         660,488,702.85
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      3,645,692,666.40
Applicable Interest Allocation Percentage                 17.22%
Principal Allocation Percentage Calculation:
Numerator                                         660,488,702.85
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      3,650,550,336.38
Applicable Principal Allocation Percentage                17.22%
Default Allocation Percentage Calculation:
Numerator                                         660,488,702.85
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,834,719,633.62
Denominator - Component (y) - Aggregate
Numerators                                      3,645,692,666.40
Default Allocation Percentage (Floating
Allocation Percentage)                                    17.22%
Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount             14,530,751.46
Series Participation Interest Default
Amount (Sec. 4.11 (a)(iii))                        5,964,283.84
Excess of (i) 2.2% of Part. Inv. Amt.
over (ii) Series Part. Interes                     8,566,467.62
Minimum Principal Amount                           8,566,467.62
Investor Principal Collections                     12,840,241.47
Investor Finance Charge and Admin.
Collections (4.11a)                                10,138,354.82
Investor Allocated Defaulted Amounts                5,964,283.84
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid
Principal Balance                                 660,488,702.85
Beginning Participation Invested Amount           660,488,702.85
Ending Participation Unpaid Principal Balance     641,684,177.54
Ending Participation Invested Amount              641,684,177.54
Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                             3,981,279.13
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                           3,314,307.67
Participation Invested Amount x 75bps per
annum prior to 4/98, 25bps                             137,601.81
Participation Interest Distribution Amount           3,981,279.13
Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin.
Collections (4.11a)                                10,138,354.82
Servicing Fee if HFC is not the Servicer
(Sec. 4.11 (a)(i)                                           0.00
Series Participation Interest  Monthly
Interest (Sec. 4.11 (a)(ii))                        3,981,279.13
Series Participation Interest Default
Amount (Sec. 4.11 (a)(iii))                         5,964,283.84
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                0.00
Servicing Fee if HFC is the Servicer (Sec.4.11(a)(v)   192,791.85
Excess (Sec. 4.11 (a)(vi))                                  0.00
Reconciliation Check                                        0.00
Series Participation Interest Monthly Principal    18,804,525.31
Beginning Unreimbursed Participation
Interest Charge-Offs                                        0.00
Series Participation Interest Charge-Offs(Sec. 4.12 (a))     0.00
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                0.00
Ending Unreimbursed Participation Interest Charge-Offs      0.00
Available Investor Principal Collections           18,804,525.31
Participation Interest Distribution Amount          3,981,279.13
Series Participation Interest Charge-Offs                   0.00

OWNER TRUST CALCULATIONS                                    0.00
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                           3,314,307.67
Excess Interest                                        666,971.46
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00
+Available Investor Principal Collections           18,804,525.31
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover Charge Offs       0.00
Optimum Monthly Principal                           18,804,525.31
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                          137,601.81
Beginning Class A-1 Security Balance               423,109,772.06
Beginning Class A-2 Security Balance                48,000,000.00
Beginning Class A-3 Security Balance                62,400,000.00
Beginning Class B Security Balance                  45,600,000.00
Beginning Certificate Security Balance              33,600,000.00
Beginning Overcollateralization Amount plus APP     47,916,532.60
Beginning Class A-1 Adjusted Balance               423,109,772.06
Beginning Class A-2 Adjusted Balance                48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B Adjusted Balance                  45,600,000.00
Beginning Certficate Adjusted Balance               33,600,000.00
Beginning Overcollateralization Amount plus APP     47,916,532.60
Class A-1 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                          404,305,246.75
Class A-2 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                           48,000,000.00
Class A-3 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                           62,400,000.00
Class B Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii)(                         45,600,000.00
Certificate Balance After Payment pursuant
to clause in Sec. 3.05(a)(                          33,600,000.00
Class A-2 Minimum Adjusted Principal Balance        16,000,000.00
Class A-3 Minimum Adjusted Principal Balance        20,800,000.00
Class B Minimum Adjusted Principal Balance          15,200,000.00
Certificate Minimum Adjusted Principal Balance      11,200,000.00
Minimum Overcollateralization Amount                13,600,000.00
Certificate Minimum Balance Target                   6,481,651.88
Scheduled Certificate Payment to Certificate
Minimum Balance Target                              27,118,348.12
Class A-1 Targeted Balance                         333,675,772.32
Class A-2 Targeted Balance                         (6,461,056.68)
Class A-3 Targeted Balance                          28,957,886.40
Class B Targeted Balance                            27,517,883.27
Certificate Targeted Balance                        26,835,775.69
Class A-1:  Payment Required to get to Target       89,433,999.74
Class A-2:  Payment Required to get to Target
or Minimum Adjusted Bal                             32,000,000.00
Class A-3:  Payment Required to get to Target
or Minimum Adjusted Bal                             33,442,113.60
Class B: Payment Required to get to Target
or Minimum Adjusted Balanc                          18,082,116.73
Certificate: Payment Required to get to
Target or Minimum Adjusted Ba                        6,764,224.31
OC: Payment to get to Minimum
Overcollateralization Amount                        34,316,532.60
Section 3.05 Payment of Principal and Interest;
Defaulted Interest                                          0.00
Pay Certificate Yield in step (ii) (1= Yes)                 1.00
Remittances on the Participation                   22,785,804.44
Interest and Yield
(i)    Pay Class A-1 Interest Distribution -
       Sec. 3.05 (a)(i)(a)                          2,242,261.42
        Pay Class A-2 Interest Distribution -
       Sec. 3.05 (a)(i)(b)                             259,875.00
        Pay Class A-3 Interest Distribution -
       Sec. 3.05 (a)(i)(c)                             343,557.50
        Pay Class B Interest Distribution -
       Sec. 3.05 (a)(i)(d)                             263,601.25
        Pay Certificates the Certificate Yield -
       Sec. 3.05 (a)(i)(e)                             205,012.50
Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal
       Balance - Sec. 3.05 (a)(ii                   18,804,525.31
        Pay Class A-2 to Targeted Principal
       Balance - Sec. 3.05 (a)(i                            0.00
        Pay Class A-3 to Targeted Principal
       Balance - Sec. 3.05 (a)(i                            0.00
        Pay Class B to Targeted Principal
        Balance - Sec. 3.05 (a)(ii)                         0.00
        ONLY Pay CertificateYield if not paid
        pursuant to Sec. 3.05 (                             0.00
Principal up to Optimal Monthly Principal
(iii) Pay Certificate to Targeted Principal
      Balance - Sec. 3.05 (a)                               0.00
(iv)  Pay OC Remaining Optimal Monthly
       Principal Amount - Sec. 3.05 (                       0.00
Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal
      Balance - Sec. 3.05 (a)(v)(                      137,601.81
        Pay Class A-2 to Targeted Principal
        Balance - Sec. 3.05 (a)(v                           0.00
        Pay Class A-3 to Targeted Principal
        Balance - Sec. 3.05 (a)(v                           0.00
        Pay Class B to Targeted Principal
        Balance - Sec. 3.05 (a)(v)(                         0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)         0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)         0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)         0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)           0.00
Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)          0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)        0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)        0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)          0.00
        Pay Certificates up to Certificate Min.
        Bal. or zero - Sec. 3                               0.00
        Pay HCLC Optimum Monthly Principal
        provided OC > zero - Sec.                           0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)  529,369.64
Total Reconciliation Check                                  0.00
Accelerated Principal Reconciliation                        0.00
Optimum Monthly Principal Reconciliation                    0.00
BOND SUMMARY:
Beginning Class A-1 Note Security Balance         423,109,772.06
Beginning Class A-2 Note Security Balance         48,000,000.00
Beginning Class A-3 Note Security Balance         62,400,000.00
Beginning Class B Note Security Balance           45,600,000.00
Beginning Certificate Security Balance            33,600,000.00
Beginning Overcollateralization Amount            47,778,930.79
Beginning Class A-1 Adjusted Balance              423,109,772.06
Beginning Class A-2 Adjusted Balance              48,000,000.00
Beginning Class A-3 Adjusted Balance              62,400,000.00
Beginning Class B Adjusted Balance                45,600,000.00
Beginning Certficate Adjusted Balance             33,600,000.00
Beginning Overcollateralization Amount            47,778,930.79
Ending Class A-1 Note Security Balance            404,167,644.94
Ending Class A-2 Note Security Balance            48,000,000.00
Ending Class A-3 Note Security Balance            62,400,000.00
Ending Class B Note Security Balance              45,600,000.00
Ending Certificate Security Balance               33,600,000.00
Ending Overcollateralization Amount               47,916,532.60
Ending Class A-1 Adjusted Balance                 404,167,644.94
Ending Class A-2 Adjusted Balance                 48,000,000.00
Ending Class A-3 Adjusted Balance                 62,400,000.00
Ending Class B Adjusted Balance                   45,600,000.00
Ending Certficate  Adjusted Balance               33,600,000.00
Ending Overcollateralization Amount               47,916,532.60
Class A-1 Note Rate Capped at 12.5%                    5.781250%
Class A-2 Note Rate Capped at 14.0%                    5.906250%
Class A-3 Note Rate Capped at 14.0%                    6.006250%
Class B Note Rate Capped at 14.0%                      6.306250%
Certificate Rate Capped at 15.0%                       6.656250%
Class A-1 Interest Due                             2,242,261.42
Class A-2 Interest Due                                 259,875.00
Class A-3 Interest Due                                 343,557.50
Class B Interest Due                                   263,601.25
Certificate Yield Due                                  205,012.50
Class A-1 Interest Paid                            2,242,261.42
Class A-2 Interest Paid                                259,875.00
Class A-3 Interest Paid                                343,557.50
Class B Interest Paid                                  263,601.25
Certificate Yield Paid                                 205,012.50
Class A-1 Unpaid Interest                                   0.00
Class A-2 Unpaid Interest                                   0.00
Class A-3 Unpaid Interest                                   0.00
Class B Unpaid Interest                                     0.00
Certificate Unpaid Yield                                    0.00
Class A-1 Principal Paid                            18,942,127.12
Class A-2 Principal Paid                                    0.00
Class A-3 Principal Paid                                    0.00
Class B Principal Paid                                      0.00
Certificate Principal Paid                                  0.00
OC Principal Paid                                           0.00
Beginning Class A-1 Net Charge-Off                          0.00
Beginning Class A-2 Net Charge-Off                          0.00
Beginning Class A-3 Net Charge-Off                          0.00
Beginning Class B Net Charge-Off                            0.00
Beginning Certificate Net Charge-Off                        0.00
Beginning OC Net Charge-Off                                 0.00
Reversals Allocated to Class A-1                            0.00
Reversals Allocated to Class A-2                            0.00
Reversals Allocated to Class A-3                            0.00
Reversals Allocated to Class B                              0.00
Reversals Allocated to Certificates                         0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                     137,601.81
 Total Charge-Offs:                                         0.00
Charge-Offs Allocated to Class A-1                          0.00
Charge-Offs Allocated to Class A-2                          0.00
Charge-Offs Allocated to Class A-3                          0.00
Charge-Offs Allocated to Class B                            0.00
Charge-Offs Allocated to Certificates                       0.00
Charge-Offs Allocated to OC                                 0.00
Ending Class A-1 Net Charge-Off                             0.00
Ending Class A-2 Net Charge-Off                             0.00
Ending Class A-3 Net Charge-Off                             0.00
Ending Class B Net Charge-Off                               0.00
Ending Certificate Net Charge-Off                           0.00
Ending OC Net Charge-Off                                    0.00
Bond Balance Reconciliation(should equal $0.00)            (0.00)
Certificate Balance/Participation Invested
Amount (Beginning of Month                                5.087%
Designated Certificate / Certificate Security
(Balance Beginning of M                                   1.000%
Designated Certificate  - Beginning of Month           336,000.00
Principal Payments in Respect of Designated
Certificate (Sec. 3.05 (                                    0.00
Designated Certificate  - End of Month                 336,000.00
Yield Payments in Respect of Designated
Certificate (Sec. 3.05 (a)(i)                            2,050.13
Designated Certificateholder Accelerated
Principal Payments - Beginni                         6,978,930.79
Accelerated Principal Payment (Sec. 3.05 (v))          137,601.81
Payments to Holder of Designated
Certificate in respect to Acc. Prin.                        0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                          7,116,532.60
Designated Certificateholder Holdback
Amount (Beginning of Month)                         40,800,000.00
Payments to Designated Certificates
in Reduction of Holdback Amount (                           0.00
Designated Certificateholder Holdback
Amount (End of Month)                               40,800,000.00

Remaining Payments to Designated
Certificates (Sec. 3.05 paragraph fo                        0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))          529,369.64

Monthly Security  Report
Household Consumer Loan Trust 1997-1
Distribution Date                                      14-Aug-98
Payment Date:                                          17-Aug-98
Collection Period Beginning                            01-Jul-98
Collection Period Ending:                              31-Jul-98
Note and Certificate Accrual Beginning:                15-Jul-98
Note and Certificate Accrual Ending:                   17-Aug-98
Ending Pool Principal Balance                   3,725,565,760.80
Series 1997-1 Participation Invested Amount       641,684,177.54
Seller Amount                                     183,762,674.02
Remittances on the Participation                   22,785,804.44
Optimum Monthly Principal                          18,804,525.31
Accelerated Principal Payment                          137,601.81
Beginning Class A-1 Note Security Balance          423,109,772.06
Beginning Class A-2 Note Security Balance           48,000,000.00
Beginning Class A-3 Note Security Balance           62,400,000.00
Beginning Class B Note Security Balance             45,600,000.00
Beginning Certificate Security Balance              33,600,000.00
Beginning Overcollateralization Amount              47,778,930.79
Beginning Class A-1 Adjusted Balance               423,109,772.06
Beginning Class A-2 Adjusted Balance                48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B Adjusted Balance                  45,600,000.00
Beginning Certificate  Adjusted Balance             33,600,000.00
Beginning Overcollateralization Amount              47,778,930.79
Ending Class A-1 Note Security Balance             404,167,644.94
Ending Class A-2 Note Security Balance              48,000,000.00
Ending Class A-3 Note Security Balance              62,400,000.00
Ending Class B Note Security Balance                45,600,000.00
Ending Certificate Security Balance                 33,600,000.00
Ending Overcollateralization Amount                 47,916,532.60
Ending Class A-1 Adjusted Balance                  404,167,644.94
Ending Class A-2 Adjusted Balance                   48,000,000.00
Ending Class A-3 Adjusted Balance                   62,400,000.00
Ending Class B Adjusted Balance                     45,600,000.00
Ending Certificate  Adjusted Balance                33,600,000.00
Ending Overcollateralization Amount                 47,916,532.60
Class A-1 Note Rate Capped at 12.5%                     5.781250%
Class A-2 Note Rate Capped at 14.0%                     5.906250%
Class A-3 Note Rate Capped at 14.0%                     6.006250%
Class B    Note Rate Capped at 14.0%                    6.306250%
Certificate Rate Capped at 15.0%                        6.656250%
Class A-1 Interest Due                               2,242,261.42
Class A-2 Interest Due                                 259,875.00
Class A-3 Interest Due                                 343,557.50
Class B Interest Due                                   263,601.25
Certificate Yield Due                                  205,012.50
Class A-1 Interest Paid                              2,242,261.42
Class A-2 Interest Paid                                259,875.00
Class A-3 Interest Paid                                343,557.50
Class B Interest Paid                                  263,601.25
Certificate Yield Paid                                 205,012.50
Class A-1 Unpaid Interest                                   0.00
Class A-2 Unpaid Interest                                   0.00
Class A-3 Unpaid Interest                                   0.00
Class B Unpaid Interest                                     0.00
Cetificate Unpaid Yield                                     0.00
Class A-1 Principal Paid                            18,942,127.12
Class A-2 Principal Paid                                    0.00
Class A-3 Principal Paid                                    0.00
Class B Principal Paid                                      0.00
Certificate Principal Paid                                  0.00
OC Principal Paid                                           0.00
Beginning Class A-1 Net Charge-Off                          0.00
Beginning Class A-2 Net Charge-Off                          0.00
Beginning Class A-3 Net Charge-Off                          0.00
Beginning Class B Net Charge-Off                            0.00
Beginning Certificate Net Charge-Off                        0.00
Beginning OC Net Charge-Off                                 0.00
Reversals Allocated to Class A-1                            0.00
Reversals Allocated to Class A-2                            0.00
Reversals Allocated to Class A-3                            0.00
Reversals Allocated to Class B                              0.00
Reversals Allocated to Certificates                         0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                     137,601.81
 Total Charge-Offs:                                         0.00
Charge-Offs Allocated to Class A-1                          0.00
Charge-Offs Allocated to Class A-2                          0.00
Charge-Offs Allocated to Class A-3                          0.00
Charge-Offs Allocated to Class B                            0.00
Charge-Offs Allocated to Certificates                       0.00
Charge-Offs Allocated to OC                                 0.00
Ending Class A-1 Net Charge-Off                             0.00
Ending Class A-2 Net Charge-Off                             0.00
Ending Class A-3 Net Charge-Off                             0.00
Ending Class B Net Charge-Off                               0.00
Ending Certificate Net Charge-Off                           0.00
Ending OC Net Charge-Off                                    0.00
Interest paid per $1,000 Class A-1                       3.073275
Principal paid per $1,000 Class A-1                     25.962345
Interest paid per $1,000 Class A-2                       5.414063
Principal paid per $1,000 Class A-2                      0.000000
Interest paid per $1,000 Class A-3                       5.505729
Principal paid per $1,000 Class A-3                      0.000000
Interest paid per $1,000 Class B                         5.780729
Principal paid per $1,000 Class B                        0.000000
Yield Paid per $1,000 Certificate                        6.101563
Principal Paid per $1,000 Certificate                    0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-1
Due Period                                                 Jul-98
Monthly Payment Rate (including charge offs)                4.15%
Monthly Draw Rate                                           1.30%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield
18.42%
Annualized Gross Losses                                    10.84%
Annualized Portfolio Yield                                  7.58%
Weighted Coupon                                             5.90%
Excess Servicing                                            1.68%
Ending Overcollateralization Percentage (3 mo avg)          7.24%
Trigger Level                                               4.25%
Excess Overcollateralization                                2.99%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               6.19%
      60-89 days (Del Stat 2)                               2.05%
      90+ days (Del Stat 3+)                                7.48%
Total Participation Balance (ending)               641,684,177.54

Bloomberg Summary
Household Consumer Loan Trust 1997-2
Distribution Date                                      17-Aug-98
Due Period                                                Jul-98
Monthly Payment Rate (including charge offs)                4.15%
Monthly Draw Rate                                           1.30%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      18.42%
Annualized Gross Losses                                    10.84%
Annualized Portfolio Yield                                  7.58%
Weighted Coupon                                             5.93%
Excess Servicing                                            1.65%
Ending Overcollateralization Percentage (3 mo avg)          6.36%
Trigger Level                                               4.25%
Excess Overcollateralization                                2.11%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               6.19%
      60-89 days (Del Stat 2)                               2.05%
      90+ days (Del Stat 3+)                                7.48%
Total Participation Balance (ending)                  947,010,761